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EXHIBIT 10

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11728) pertaining to the Employees Stock Options Plan, Founders Warrants and other Warrants of Wavecom S.A., of our report dated March 15, 2001, with respect to the consolidated financial statements of Wavecom, included in its Annual Report (Form 20-F) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

ERNST & YOUNG Audit

/s/ JOHN MACKEY
Represented by John Mackey

Paris, France
June 22, 2001

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CONSENT OF INDEPENDENT AUDITORS